EXHIBIT 10.28

NUVIM, INC.

SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

           THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 2, 2004, is made by and among NUVIM, INC. (the “Company”) and the holders of Series A Preferred Stock, par value $0.00001 per share (“Series A Stock”), of the Company (the “SERIES A INVESTORS”), and the holders of Series C Convertible Preferred Stock, par value $0.00001 per share (“Series C Stock”), of the Company (the “SERIES C INVESTORS” and together with the Series A Investors, the “Investors” and each individually, an “Investor”) executing a copy hereof from time to time after the date hereof.

          WHEREAS, the Company and the Series A Investors entered into a Registration Rights Agreement (the “Original Agreement”) dated as of March 14, 2000;

          WHEREAS, the Series A Investors agreed to amend and restate the Original Agreement and entered into that certain Amended and Restated Registration Rights Agreement, dated as of September 13, 2002 (the “Amended Agreement”); and

          WHEREAS, the Series A Investors and the Series C Investors desire to amend and restate the Amended Agreement in the manner set forth in this Agreement and have consented to such amendment and restatement as set forth in this Agreement.

          NOW, THEREFORE, the Company and the Investors hereby covenant and agree as follows:

          1.          Certain Definitions.  As used in this Agreement, the following terms shall have the following respective meanings:

          “Commission” shall mean the United States Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

          “Common Stock” shall mean the Common Stock, par value $0.00001 per share, of the Company, as constituted as of the date of this Agreement.

          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          “Excluded Securities” shall mean Registrable Securities that are free of restriction on resale under the Securities Act (by removal of all restrictive legends, instructions to transfer agent or otherwise) pursuant to Rule 144(k).

          “Preferred Stock” shall mean the Series A Stock and the Series C Stock.

          “Register,” “registered” and “registration” each shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Commission.

          “Registrable Securities” shall mean (i) the Common Stock issuable upon conversion of the Preferred Stock held by the Investors, (ii) any Common Stock of the Company issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Preferred Stock, or Common Stock issued upon conversion thereof and (iii) any other shares of Common Stock otherwise acquired by an Investor, but excluding any shares of Common Stock satisfying clause (i), (ii) or (iii) above, but which shares (x) are eligible for resale under Rule 144A or (y) are sold by an Investor in a transaction in which such Investor’s registration rights under this Agreement have not been assigned.

          “Requisite Period” shall mean, with respect to a firm commitment underwritten public offering, the period commencing on the effective date of the registration statement and ending on the date each underwriter has completed the distribution of all securities purchased by it and, with respect to any other registration, the period commencing on the effective date of the registration statement and ending on the earlier of (i) the date on which the sale of all Registrable Securities covered thereby is completed and (ii) one hundred eighty (180) days after such effective date.

          “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the applicable time.

          2.          Demand Registration.

                       (a)          The holders of Registrable Securities constituting at least a majority of the total Registrable Securities then outstanding may, by written notice (the “Demand Notice”), demand that the Company effect a registration under the Securities Act of all or any portion of the Registrable Securities held by such requesting holders.

                       (b)          Notwithstanding the foregoing, the Company shall not be obligated to effect a registration pursuant to Section 2(a) above:

                                      (i)          Prior to one hundred eighty (180) days after the effective date of the Company’s initial registered offering of securities to the public;

                                      (ii)         During the period commencing on the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date one hundred eighty (180) days immediately following the effective date of, any Company initiated registration statement subject to Section 3A (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); provided, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                      (iii)        After the Company has effected two (2) registrations pursuant to Section 2(a) above, and each such registration has been declared or ordered effective or has been withdrawn by the initiating holders;

                                      (iv)        If the initiating holders propose to dispose of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 3B of this Agreement; or

                                      (v)         If the Company furnishes to such initiating holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future; provided, that the Company’s obligation to use its best efforts to register, qualify or comply under Section 2(a) above shall be deferred for a period not to exceed one hundred eighty (180) days from the date of receipt of written request from the initiating holders and such deferral right shall not be exercised by the Company more than once in any twelve (12) month period.

                       (c)          Subject to the foregoing, following receipt of any Demand Notice from said majority under Section 2(a) above, the Company shall immediately notify all holders of Registrable Securities from whom a Demand Notice has not been received and shall use its best efforts to register under the Securities Act, for public sale the number of shares of Common Stock specified in the Demand Notice (and in all notices received by the Company from other holders within thirty (30) days after the giving of such notice by the Company).  If such method of disposition shall be an underwritten public offering, the holders of a majority of the Registrable Securities to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed.  The Company shall be obligated to register the Registrable Securities pursuant to Section 2(a) above on two (2) occasions only; provided, that each such obligation shall be deemed satisfied only when a registration statement covering all Registrable Securities specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Securities shall have been sold pursuant thereto.

                                      (i)          If the Company shall request inclusion in any registration pursuant to this Section 2 of securities being sold for its own account, or if other persons shall request inclusion in any such registration, the initiating holders shall, on behalf of all holders of Registrable Securities, offer to include such securities in the registration subject to the terms of this Agreement.

                                      (ii)          Notwithstanding any other provision of this Section 2, if the managing underwriter advises the initiating holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such holders at the time of filing the registration statement.  The Company shall not limit the number of Registrable Securities to be included in a registration statement pursuant to this Section 2 in order to include shares held by shareholders who are not holders of Registrable Securities or to include in such registration statement securities registered for the Company’s own account.  No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any holder to the nearest 100 shares.

                                      (iii)          If any holder of Registrable Securities disapproves of the terms of any underwriting, such person may elect to withdraw from such underwriting by written notice to the Company, the managing underwriter and the initiating holders.  The Registrable Securities withdrawn from such underwriting shall also be withdrawn from registration and such Registrable Securities shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

          3.A        Piggyback Registration.

                       (a)          If the Company, at any time (other than pursuant to Section 2) from the date of this Agreement through the fifth (5th) anniversary of the closing of the Company’s initial public offering, proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements in connection with an initial public offering or on Forms S-4, S-8 and any successor forms thereto, as well as registrations that do not permit resales), each such time it will give written notice to such effect to all holders of outstanding Registrable Securities at least thirty (30) days prior to such filing.  Upon the written request of any such holder received by the Company within twenty (20) days after the provision of any such notice by the Company to register any of its Registrable Securities, the Company will cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, or to the extent required to permit the sale or other disposition by the holder of such Registrable Securities so registered.

                       (b)          If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 3A(a).  In such event, the right of any such holder to registration pursuant to Section 3 shall be conditioned upon such holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.  All holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

                       (c)          Notwithstanding the foregoing, in the event that any registration pursuant to this Section 3A shall be, in whole or in part, an underwritten public offering of Common Stock, the number of Registrable Securities to be included in such an underwriting may be reduced (pro rata among the requesting holders) and its assigns and the other selling stockholders (based upon the number of Registrable Securities requested to be registered by them)) if and to the extent that the managing underwriter shall be of the good faith opinion that such inclusion would adversely affect the success of such an underwriting; provided, however, that such number of Registrable Securities shall not be reduced if any shares of Common Stock are to be included in such underwriting for the account of any person other than the Company, and its assigns or the requesting holders of Registrable Securities.

                       (d)          Notwithstanding the foregoing, the Company may withdraw any registration statement referred to in this Section 3A without thereby incurring any liability to the holders of Registrable Securities.

          3.B        S-3 Registration.  In the event that the Company receives written requests, from any holder or holders of not less than twenty percent (20%) of the Registrable Securities then outstanding, calling upon the Company to effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such holder or holders, the Company will:

                       (a)          promptly give written notice of the proposed registration, and any related qualification or compliance, to all other holders of Registrable Securities; and

                       (b)          as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such holder’s or holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 3.B:  (i) if Form S-3 is not available for such offering by such holders; (ii) if such holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the holders a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than one hundred twenty (120) days after receipt of the request of the holder or holders under this Section 3B (provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period); (iv) if the Company has, within such twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S-3 for such holders pursuant to this Section 3B; (v) if the Company has already effected five (5) registrations on Form S-3 for such holders pursuant to this Section 3.B; or (vi) if the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                       (c)          Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the holders of Registrable Securities.  Registrations effected pursuant to this Section 3.B shall not be counted as demands for registration or registrations effected pursuant to Sections 2 or 3.A, respectively.

          4.          Holdback Agreements.

                       (a)          In connection with an initial public offering or any registration of Registrable Securities in connection with an underwritten public offering, each holder of Registrable Securities agrees, if so requested by the underwriter or underwriters, not to effect any public sale or distribution (including any sale pursuant to Rule 144 under the Securities Act) of any Registrable Securities, and not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case other than as part of such underwritten public offering), during the period of one (1) year after the effective date of the registration statement, or such other period as the managing underwriter of such offering shall reasonably require, or such other period agreed to by the Attorney-in-Fact or Power of Attorney on behalf of the holders, beginning on the effective date of such registration statement; provided, that (i) such holder has received written notice of such registration at least fifteen (15) days prior to such effective date and, (ii) with respect to any offering other than pursuant to a firm commitment underwriting, the underwriters continue to actively market the Registrable Securities until the earlier of the end of such lock-up period and the closing with respect to the sale of all, or the final portion of, the Registrable Securities offered by such holders; provided, however, that the immediately foregoing restrictions imposed on such holder or holders by this Section 4(a)(ii) shall terminate on the earlier of the end of such lock-up period and thirty (30) days after such closing.

                       (b)          If any registration of Registrable Securities shall be in connection with an underwritten public offering, the Company agrees (i) that, if requested by the underwriter or underwriters, it shall not effect any public sale or distribution of any of its equity securities or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than in connection with any employee stock option or other benefit plan which has been duly adopted by the Company and which provides for the distribution to participants in the plan of equity securities of the Company or securities convertible or exchangeable or exercisable for equity securities of the Company, or in connection with a merger or acquisition approved by the Board of Directors of the Company) during the seven (7) days prior to the effective date of the registration statement, and during the one hundred eighty (180) days after such date, or such other period as the managing underwriter of such offering shall reasonably require, beginning on the effective date of such registration statement (except as part of such registration) and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed equity securities shall contain a provision under which holders of such securities agree that, if required by the underwriter or underwriters, they will not effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (i), including any sale pursuant to Rule 144 under the Securities Act (except as part of such registration, if permitted), if such holder is participating in the offering pursuant to such registration.

          5.          Registration Procedures.  If and whenever the Company is required by the provisions hereof to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

                       (a)          prepare and file with the Commission a registration statement with respect to such Securities and use its best efforts to cause such registration statement to become effective not later than one hundred twenty (120) days from the date of its filing and to remain effective for the Requisite Period;

                       (b)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the Requisite Period and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the intended method of disposition set forth in such registration statement for such period;

                       (c)          furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the intended disposition of the Registrable Securities covered by such registration statement;

                       (d)          use its best efforts (i) to register or qualify the Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter, reasonably shall request, (ii) to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, and take such other actions, as may be necessary to maintain such registration and qualification in effect at all times for the period of distribution contemplated thereby and (iii) to take such further action as may be necessary or advisable to enable the disposition of the Registrable Securities in such jurisdictions; provided, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                       (e)          use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed, or, if the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Common Stock on the Nasdaq National Market or SmallCap Market;

                       (f)          immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly amend or supplement such registration statement to correct any such untrue statement or omission;

                       (g)          notify each seller of Registrable Securities of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose and make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time;

                       (h)          permit a single firm of counsel designated as selling stockholders’ counsel by the holders of a majority in interest of the Registrable Securities being registered to review the registration statement and all amendments and supplements thereto for a reasonable period of time prior to their filing (provided, however, that in no event shall the Company be required to reimburse legal fees in excess of $5,000 per registration statement pursuant to this Section 5(h)) and the Company shall not file any document in a form to which such counsel reasonably objects;

                       (i)          if the offering is an underwritten offering, enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are usual and customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature, including, without limitation, customary indemnification and contribution provisions;

                       (j)          if the offering is an underwritten offering, at the request of any seller of Registrable Securities, use its best efforts to furnish to such seller on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) a copy of an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial or statistical information contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters; and (ii) a copy of a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

                       (k)          take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the registration statement and to enable such certificates to be in such denominations and registered in such names as the Investors or any underwriters may reasonably request; and

                       (l)          take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the registration statement.

          In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary in order to assure compliance with Federal and applicable state securities laws.

          6.          Expenses.          All expenses incurred by the Company in complying with Sections 2, 3.A and 3.B, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc. (the “NASD”), fees of transfer agents and registrars and fees and disbursements of one counsel for the sellers of Registrable Securities (subject to the limitation in Section 5(h)), but excluding any Selling Expenses, are called “Registration Expenses.”  All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called “Selling Expenses.”

          The Company will pay all Registration Expenses in connection with any registration statement filed hereunder, and the Selling Expenses in connection with each such registration statement shall be borne by the participating sellers in proportion to the number of Registrable Securities sold by each or as they may otherwise agree.

          7.          Indemnification and Contribution.

                       (a)          In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to the terms of this Agreement, the Company will indemnify and hold harmless and pay and reimburse, each seller of such Registrable Securities thereunder, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act or any state securities or blue sky laws and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company’s reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                       (b)          In the event of a registration of any of the Registrable Securities under the Securities Act pursuant hereto each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, that the liability of each seller hereunder shall be limited to the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement. Notwithstanding the foregoing, the indemnity provided in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of such indemnified party and provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in such registration statement, which untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the registration statement and the undersigned indemnitees thereafter fail to deliver or cause to be delivered such registration statement as so amended or supplemented prior to or currently with the sale of the Registrable Shares to the person asserting such loss, claim, damage or liability (or actions in respect thereof) or expense after the Company has furnished the undersigned with the same.

                       (c)          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this Section 7 if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon written advise of its counsel that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                       (d)          In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          8.          Changes in Capital Stock.          If, and as often as, there is any change in the capital stock of the Company by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue as so changed.

          9.          Rule 144 Reporting.          With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times after ninety (90) days after any registration statement covering an initial public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

                       (a)          make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

                       (b)          file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act; and

                       (c)          furnish to each holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

          10.        Intentionally deleted.

          11.        Representations and Warranties of the Company. The Company represents and warrants to the Investors as follows:

                       (a)          The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or its subsidiaries.

                       (b)          This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

          12.        Assignment of Registration Rights.          The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Investors to transferees or assignees of such securities; provided, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further that the transferee or assignee of such rights assumes in writing the obligations of such holder under this Agreement. The term “Investors” as used in this Agreement shall include such permitted assigns.

          13.        Miscellaneous.

                       (a)          All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

                       (b)          All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, addressed (i) if to the Company, at 12 Route 17 North, Suite 210, Paramus, New Jersey 07652; (ii) if to any other party hereto, at the address of such party set forth beneath such party’s signature to this Agreement; and (iii) if to any subsequent holder of Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder; or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Registrable Securities) or to the holders of Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

                       (c)          This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State.

                       (d)          Any judicial proceeding brought against any of the parties to this Agreement on any dispute arising out of this Agreement of any matter related hereto shall be brought in the courts of the State of New York and County of New York or in the United States District Court for the Southern District of New York, and, by execution and delivery of this Agreement, each of the parties hereto accepts for itself and himself the process in any such action or proceeding by the mailing of copies of such process to it or him, at its or his address as set forth in paragraph 13(b) and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.  Each party hereto irrevocably waives to the fullest extent permitted by law any objection that it or he may now or hereafter have to the laying of the venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum.  The foregoing consent to jurisdiction shall not constitute general consent to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any person other than the respective parties to this Agreement.

                       (e)          This Agreement may not be amended or modified without the written consent of the Company and the holders of at least a majority of the Registrable Securities.

                       (f)          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.  No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

                       (g)          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       (h)          The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, or which would in any way adversely affect the rights of Investors hereunder, so long as any of the registration rights under this Agreement remains in effect.

                       (i)          If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          EXECUTED on the date first written above and binding on each party from and after the date such party executes this Agreement or a counterpart hereof.

COMPANY:

NUVIM, INC.

By:	/s/ RICHARD P. KUNDRAT

Name:	Richard P. Kundrat
Title:	President

INVESTORS

Dated: August , 2004	/s/

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Dated: August , 2004	/s/

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